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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): January 25, 2001

                               BSB BANCORP, INC.
           --------------------------------------------------------
            (Exact name of registrant as specified in its charter)

            Delaware                      0-17177               16-1327860
 ------------------------------       ----------------      -------------------
  (State or other jurisdiction          (Commission            (IRS Employer
      of incorporation)                 File Number)        Identification No.)

               58-68 Exchange Street, Binghamton, New York 13901
               -------------------------------------------------
                   (Address of principal executive offices)

      Registrant's telephone number, including area code: (607) 779-2525
                                                          --------------

                                Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.   Other Events.
          -------------

          On January 25, 2001, BSB Bancorp, Inc. ("BSB Bancorp") issued a press release describing its results of operations for the fourth quarter of 2000. That press release is filed as Exhibit 99.1 to this report. On January 26, 2001, BSB Bancorp held an analyst conference call during which BSB Bancorp discussed its fourth quarter results. The text of management's presentation for that call is filed as Exhibit 99.2 to this report.

Item 7.   Financial Statements and Exhibits.
          ----------------------------------


(a)  Not applicable.


(b)  Not applicable.


(c)  Exhibits.


     Exhibit
     No.       Description
     ---       -----------


     99.1      Press release, dated January 25, 2001.


     99.2 Text of management's presentation during analyst conference call held January 26, 2001.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BSB BANCORP, INC.
                                   -----------------
                                   (Registrant)

                                   /s/ Howard W. Sharp
                                   -------------------
                                   Howard W. Sharp
                                   President and Chief Executive Officer


Date: January 26, 2001
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                                  EXHIBIT INDEX


     Exhibit
     No.       Description
     ---       -----------


     99.1      Press release, dated January 25, 2001.


     99.2 Text of management's presentation during analyst conference call held January 26, 2001.